UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 3, 2016

Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(551) 777-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2016, John Usdan, a member of the Board of Directors (the “Board”) of Ascena Retail Group, Inc. (the “Company”) since 2002, notified the Company of his decision to retire from the Board effective as of June 1, 2016. Mr. Usdan is a member of the class of directors whose terms of office expire at the Company’s 2018 Annual Meeting of Stockholders. Mr. Usdan advised the Company that he has no disagreement with the Company on any matter relating to the Company’s operations, policies or practices and the decision was based solely on personal reasons. The Board plans to initiate a search for an independent director to fill the seat currently held by Mr. Usdan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.

Date: March 9, 2016	By:	/s/ Ernest LaPorte
Name: Ernest LaPorte
Title: Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)